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                                                                   EXHIBIT 10.17

                               FIRST AMENDMENT TO
                         ORBIMAGE DISTRIBUTION AGREEMENT

            THIS FIRST AMENDMENT TO ORBIMAGE DISTRIBUTION AGREEMENT (the "Amendment") is entered into as of the 17th day of March, 1999 by and between Orbital Imaging Corporation, a corporation organized and existing under the laws of Delaware ("ORBIMAGE"), whose principal place of business is 21700 Atlantic Blvd., Dulles, Virginia, 20166 United States of America, GIS Technology Transfer NetCorp., Inc., a corporation organized and existing under the laws of Florida ("GIS"), whose principal place of business is 5501 East Longboat Blvd., Tampa, FL 33615, and GTT NetCorp., Inc., a corporation organized and existing under the laws of Puerto Rico whose principal place of business is Paseo Covadonga No. 104, Piso 1, San Juan, Puerto Rico 00901 ("DISTRIBUTOR") .

                                    RECITALS

            WHEREAS, ORBIMAGE and GIS are parties to that certain ORBIMAGE Distribution Agreement dated February 8, 1999 (the "Agreement"); and

            WHEREAS, GIS desires to assign the Agreement to DISTRIBUTOR, DISTRIBUTOR is prepared to accept such assignment, and ORBIMAGE is prepared to consent to such assignment, on the terms and subject to the conditions set forth in this Amendment; and

            WHEREAS, ORBIMAGE and DISTRIBUTOR desire to amend the Agreement on the terms and subject to the conditions set forth in this Amendment.

            NOW THEREFORE, in consideration of the foregoing recitals, which are incorporated herein by this reference, the mutual covenants, agreements, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1.  ASSIGNMENT

            (a) In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GIS hereby assigns, transfers and delivers to DISTRIBUTOR all of GIS' right, title and interest in and to the Agreement, to have and to hold the Agreement hereby assigned, transferred and delivered to DISTRIBUTOR, its successors and permitted assigns, forever, and DISTRIBUTOR hereby accepts the assignment, transfer and delivery of the Agreement and expressly assumes, and agrees to be bound by and timely perform, observe, discharge and otherwise comply with, all of the duties, obligations, terms, covenants, agreements, conditions and liabilities of GIS thereunder from and after the date of the Agreement. Pursuant to Section 16(b) of the Agreement, ORBIMAGE hereby consents to the foregoing assignment.

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            (b) GIS hereby agrees that it shall execute, acknowledge and deliver such further conveyances and instruments or documents and do such further acts as may be necessary or appropriate to deliver to DISTRIBUTOR, its successors and permitted assigns, all of GIS' right, title and interest in and to the Agreement hereby assigned, transferred and delivered to DISTRIBUTOR pursuant to Section 1(a) hereof.

SECTION 2.  AMENDMENT

            ORBIMAGE and DISTRIBUTOR hereby agree to amend the Agreement as set forth below effective upon the execution of this Amendment:

            (a) Schedule 1(a) to the Agreement, which sets forth the Exclusive Territory, is hereby deleted in its entirety and replaced with new Schedule 1(a) attached hereto and made a part hereof.

            (b) The definition of "Non-Exclusive Territory" set forth in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                ""Non-Exclusive Territory" means Venezuela, Martinique and Guadeloupe."

            (c) [*CONFIDENTIAL TREATMENT REQUESTED*]

            (d) Section 10(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

            "Option to Extend Term. DISTRIBUTOR shall have the option to extend the term of this Agreement for an additional term of two (2) years on the same terms and conditions of this Agreement by giving written notice to ORBIMAGE of such extension not less that twelve (12) months prior to the end of the initial term; [*CONFIDENTIAL TREATMENT REQUESTED*]


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            [*CONFIDENTIAL TREATMENT REQUESTED*]

SECTION 3.  MISCELLANEOUS

            (a) Full Force and Effect. Except as expressly amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

            (b) Defined Terms. Terms not defined in this Amendment shall have the meaning ascribed to them in the Agreement.

            (c) Governing Law. This Amendment and any and all claims arising under this Amendment or related to the subject matter hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to the conflict of law rule thereof or the Convention on Contracts for the International Sale of Goods.

            (d) Headings; Schedules. Headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. The schedules described in this Amendment and attached hereto are an integral part hereof and are incorporated herein by this reference.

(e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.



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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

                             ORBITAL IMAGING CORPORATION


                             By:
                                -----------------------------
                             Name: Gilbert D. Rye
                                  ---------------------------
                             Title: President
                                   --------------------------

                             GIS TECHNOLOGY TRANSFER NETCORP., INC.



                             By:
                                -----------------------------
                             Name: J. Armando Guevara
                                  ---------------------------
                             Title: Chairman of the Board
                                   --------------------------

                             GTT NETCORP., INC.



                             By:
                                -----------------------------
                             Name: Tommy Habibe
                                  ---------------------------
                             Title: President
                                   --------------------------

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                                  SCHEDULE 1(a)
                               Exclusive Territory

Belize
Costa Rica
El Salvador
Guatemala
Honduras
Mexico
Nicaragua
Panama
Columbia
Aruba
Trinidad & Tobago
Grenada
Saint Vincent & the Grenadines
Barbados
Saint Lucia
Dominica
Antigua
Barbuda
Montserrat
Saint Kitts and Nevis
Anguilla
Puerto Rico
Dominican Republic
Haiti
Netherlands Antilles
Virgin Islands
Jamaica
Cayman Islands
Cuba*

* DISTRIBUTOR ACKNOWLEDGES AND AGREES THAT IT SHALL NOT DIRECTLY OR INDIRECTLY SELL OR OTHERWISE DISTRIBUTE ANY BASIC PRODUCTS AND/OR VALUE-ADDED PRODUCTS TO CUBA OR ANY TO CUBAN PERSONS UNTIL SUCH TIME AS SUCH SALES OR DISTRIBUTION ARE PERMITTED PURSUANT TO SECTION 3(g) OF THE AGREEMENT AND ARE OTHERWISE CONSISTENT WITH SECTION 14 OF THE AGREEMENT.